SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Enhanced Emerging Markets Fixed Income Fund

The following information replaces the existing disclosure under the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” in the summary section of the fund’s prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2011.

Darwei Kung, Vice President. Portfolio Manager of the fund. Joined the fund in 2011.

The following information replaces the existing disclosure under the ”MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.
■	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

■	Portfolio Manager for Retail Fixed Income: New York.

■	BIS, University of Minnesota.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2011.
■
Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

■	Over 18 years of investment industry experience.

■	BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Vice President. Portfolio Manager of the fund. Joined the fund in 2011.
■	Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

■	Portfolio Manager: New York.

■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Please Retain This Supplement for Future Reference

December 14, 2011 PROSTKR-142